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                                                                  Exhibit 10.4

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF SHARE EXCHANGE


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Amendment") is made and entered into as of June 20, 2002 among Pierre Foods, Inc., a North Carolina corporation (the "Company"), PF Management, Inc., a North Carolina corporation (the "Acquiror" and, together with the Company, the "Participating Corporations"), and James C. Richardson, Jr. and David R. Clark, who are the principal shareholders of the Acquiror (the "Principal Shareholders").

                              Statement Of Purpose

         The Company, the Acquiror and the Principal Shareholders are parties to that certain Amended and Restated Agreement and Plan of Share Exchange dated as of December 20, 2001 (the "Agreement"). The parties desire to amend the Agreement as provided for in this Amendment.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Capitalized terms not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

                                    ARTICLE 2
                        GENERAL CONDITIONS AND AGREEMENTS

         1. Section 2.2(b)(i) of the Agreement is hereby amended by changing "June 30, 2002" to "September 30, 2002".

         2. Section 2.5(a)(i) of the Agreement is hereby amended and restated to read as follows:

                           "(i) The Plan shall have been approved at the meeting of shareholders of the Company held for such purpose (the "Shareholders Meeting"), or any adjournment thereof, by the vote of the holders of 75% of the Common Stock outstanding and entitled to vote thereon, including a majority of those shares of Common Stock owned by holders other than the Acquiror and voted (in person or by proxy) at the Shareholders Meeting."



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date indicated above.


                                        PIERRE FOODS, INC.


                                        By: /s/ Bobby G. Holman
                                            ------------------------------------
                                            Bobby G. Holman
                                            Chairman of the Special Committee
                                            of the Board of Directors


                                        PF MANAGEMENT, INC.


                                        By: /s/ David R. Clark
                                            ------------------------------------
                                            David R. Clark
                                            President


                                        /s/ James C. Richardson, Jr.
                                        ----------------------------------------
                                        James C. Richardson, Jr.
                                        (Solely for the purpose of Sections 4.4
                                        and 2.5 of the Agreement)


                                        /s/ David R. Clark
                                        ----------------------------------------
                                        David R. Clark
                                        (Solely for the purpose of Sections 4.4
                                        and 2.5 of the Agreement)






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